                                                                    EX99-906CERT

                                  CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a)
and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Van Eck VIP Global Bond Fund, do hereby certify, to such officer's knowledge, that:

     The semi-annual report on Form N-CSR of Van Eck VIP Global Bond Fund for the period ended
June 30, 2010 (the "Form N-CSR") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Van Eck VIP Global Bond Fund.

Dated: August 26, 2010                    /s/ Derek S. van Eck
                                        ----------------------------------------
                                        Derek S. van Eck
                                        Chief Executive Officer
                                        Van Eck VIP Global Bond Fund

Dated: August 26, 2010                    /s/ Bruce J. Smith
                                        ----------------------------------------
                                        Bruce J. Smith
                                        Chief Financial Officer
                                        Van Eck VIP Global Bond Fund

     This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.